Financial Instruments and Fair Value Measurements - Summary of Hedges Classified as Current or Non-Current in Balance Sheets Based on Maturity Dates (Details) - Interest Rate Derivatives - Cash Flow Hedging - USD ($)
$ in Millions
	Jun. 30, 2024	Jun. 30, 2023
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives, reported under other current assets	$ 14	$ 15
Derivatives, reported under other non-current assets	$ 14	$ 20